Supplement Dated January 18, 2017
To The Prospectus Dated April 25, 2016

JNL Series Trust

Please note that the changes may apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Morgan Stanley Mid Cap Growth Fund

On December 2, 2016, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved the proposed reorganization of the JNL/Morgan Stanley Mid Cap Growth Fund (the "Morgan Stanley Fund" or the "Acquired Fund") into the JNL/T. Rowe Price Mid-Cap Growth Fund (the "T. Rowe Price Fund" or the "Acquiring Fund") (the "Reorganization"), each a series of the Trust.

Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Morgan Stanley Fund, shareholders are not being asked to vote on the Reorganization.  It is expected that the Reorganization will be effective as of the close of business on April 21, 2017 (the "Closing Date").

Under the terms of the Plan of Reorganization, Morgan Stanley Fund's assets and liabilities will be transferred to the T. Rowe Price Fund in return for shares of the T. Rowe Price Fund having an aggregate net asset value equal to the Morgan Stanley Fund's net assets as of the valuation date. These T. Rowe Price Fund shares will be distributed pro rata to shareholders of the Morgan Stanley Fund in exchange for their fund shares. Current Morgan Stanley Fund shareholders will thus become shareholders of the T. Rowe Price Fund and receive shares of T. Rowe Price Fund with a total net asset value equal to that of their shares of the Morgan Stanley Fund at the time of Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code.  It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.

The investment objectives of the Morgan Stanley Fund and the T. Rowe Price Fund are nearly identical. The Funds also employ similar principal investment strategies in seeking to achieve those objectives.  The Funds also have similar risk profiles.  A full description of the T. Rowe Price Fund and the terms of the Reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the Morgan Stanley Fund on or about March 6, 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of T. Rowe Price Fund, nor is it a solicitation of any proxy.  For more information regarding T. Rowe Price Fund or to receive a free copy of the combined information statement/prospectus relating to the Reorganization (once the registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission ("SEC") and becomes effective) that contains important information about fees, expenses, and risk considerations, please contact us at prospectusrequest@jackson.com.  The combined information statement/prospectus will also be available for free on the SEC's web site (www.sec.gov).  Please read the combined information statement/prospectus carefully before making any investment decisions.

Sub-Adviser and Name Change for JNL/Goldman Sachs Mid Cap Value Fund

On December 2, 2016, the Board of Trustees of the JNL Series Trust approved a change of sub-adviser for JNL/Goldman Sachs Mid Cap Value Fund (the "Fund") and a change in the Fund's name.  Contract owners will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. Effective April 24, 2017, the Fund will be sub-advised by Massachusetts Financial Services Company (d/b/a MFS Investment Management) and the name of the Fund will change to the JNL/MFS Mid Cap Value Fund.  The changes in sub-adviser and Fund name are not subject to shareholder approval.

Sub-Adviser and Name Change for JNL/Goldman Sachs U.S. Equity Flex Fund

On December 2, 2016, the Board of Trustees of the JNL Series Trust approved a change of sub-adviser for JNL/Goldman Sachs U.S. Equity Flex Fund (the "Fund") and a change in the Fund's name.  Contract owners will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. Effective April 24, 2017, the Fund will be sub-advised by AQR Capital Management, LLC and the name of the Fund will change to the JNL/AQR Large Cap Relaxed Constraint Equity Fund.  The changes in sub-adviser and Fund name are not subject to shareholder approval.

Sub-Adviser Addition for the JNL Multi-Manager Alternative Fund

On December 2, 2016, the Board of Trustees of the JNL Series Trust approved the appointment of Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) ("Boston Partners") as a sub-adviser for a new strategy, or sleeve, within the JNL Multi-Manager Alternative Fund (the "Fund").  Effective April 24, 2017, Boston Partners will begin providing the day-to-day management for a new strategy within the Fund (the "Boston Partners Strategy").  There are no changes to the other sub-advisers who manage additional strategies within the Fund as a result of the appointment of Boston Partners as a sub-adviser to the Fund.  Contract owners will be sent an Information Statement containing additional information regarding the sub-adviser addition for the Boston Partners Strategy within the Fund.  The sub-adviser addition is not subject to shareholder approval.

This Supplement is dated January 18, 2017.